Exhibit 99(a)

Revised Annual Results for the Five Years Ended December 31, 2014, and Quarterly Results for 2014 and 2013

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REVISED CONSOLIDATED ANNUAL RESULTS FOR THE FIVE YEARS ENDED DECEMBER 31, 2014

	General Electric Company and consolidated affiliates
(In millions)	2014	2013	2012	2011	2010

Revenues, as previously reported	$148,589	$146,045	$146,684	$146,542	$148,875
Reclass of Real Estate to discontinued operations	(2,969)	(3,915)	(3,654)	(3,713)	(3,743)
Revenues, as revised	$145,620	$142,130	$143,030	$142,829	$145,132

Earnings from continuing operations attributable	$15,345	$15,177	$14,624	$14,122	$12,577
to the Company, as previously reported
Reclass of Real Estate to discontinued operations	(1,003)	(1,725)	(808)	938	1,734
Earnings from continuing operations attributable
to the Company, as revised	$14,342	$13,452	$13,816	$15,060	$14,311

REVISED GE CAPITAL SEGMENT REVENUES AND PROFIT FOR THE FIVE YEARS ENDED DECEMBER 31, 2014

	GE Capital Segment Revenues and Profit
(In millions)	2014	2013	2012	2011	2010

Segment revenues, as previously reported	$42,725	$44,067	$45,364	$48,324	$49,163
Reclass of Real Estate to discontinued operations	(2,969)	(3,915)	(3,654)	(3,713)	(3,743)
Segment revenues, as revised	$39,756	$40,152	$41,710	$44,611	$45,420

Segment profit, as previously reported	$7,019	$7,960	$7,222	$6,480	$3,083
Reclass of Real Estate to discontinued operations	(1,003)	(1,725)	(808)	938	1,734
Segment profit, as revised	$6,016	$6,235	$6,414	$7,418	$4,817

REVISED 2014 CONSOLIDATED QUARTERLY RESULTS

	General Electric Company and consolidated affiliates
		First	Second	Third	Fourth
(In millions)	2014	Quarter	Quarter	Quarter	Quarter

Revenues, as previously reported	$148,589	$34,178	$36,233	$36,174	$42,004
Reclass of Real Estate to discontinued operations	(2,969)	(630)	(665)	(697)	(977)
Revenues, as revised	$145,620	$33,548	$35,568	$35,477	$41,027

Earnings from continuing operations attributable to	$15,345	$2,987	$3,586	$3,480	$5,292
the Company, as previously reported
Reclass of Real Estate to discontinued operations	(1,003)	(240)	(288)	(175)	(300)
Earnings from continuing operations attributable to
the Company, as revised	$14,342	$2,747	$3,298	$3,305	$4,992

REVISED 2013 CONSOLIDATED QUARTERLY RESULTS

	General Electric Company and consolidated affiliates
		First	Second	Third	Fourth
(In millions)	2013	Quarter	Quarter	Quarter	Quarter

Revenues, as previously reported	$146,045	$34,943	$35,059	$35,661	$40,382
Reclass of Real Estate to discontinued operations	(3,915)	(1,657)	(873)	(689)	(696)
Revenues, as revised	$142,130	$33,286	$34,186	$34,972	$39,686

Earnings from continuing operations attributable	$15,177	$3,647	$3,257	$3,282	$4,991
to the Company, as previously reported
Reclass of Real Estate to discontinued operations	(1,725)	(699)	(435)	(463)	(128)
Earnings from continuing operations attributable
to the Company, as revised	$13,452	$2,948	$2,822	$2,819	$4,863

2014 QUARTERLY RESULTS - GE CAPITAL SEGMENT REVENUES AND PROFIT

	GE Capital Segment
		First	Second	Third	Fourth
(In millions)	2014	Quarter	Quarter	Quarter	Quarter

Segment revenues, as previously reported	$42,725	$10,515	$10,247	$10,451	$11,512
Reclass of Real Estate to discontinued operations	(2,969)	(630)	(665)	(697)	(977)
Segment revenues, as revised	$39,756	$9,885	$9,582	$9,754	$10,535

Segment profit, as previously reported	$7,019	$1,933	$1,703	$1,492	$1,891
Reclass of Real Estate to discontinued operations	(1,003)	(240)	(287)	(176)	(300)
Segment profit, as revised	$6,016	$1,693	$1,416	$1,316	$1,591

2013 QUARTERLY RESULTS - GE CAPITAL SEGMENT REVENUES AND PROFIT

	GE Capital Segment
		First	Second	Third	Fourth
(In millions)	2013	Quarter	Quarter	Quarter	Quarter

Segment revenues, as previously reported	$44,067	$11,468	$10,916	$10,606	$11,077
Reclass of Real Estate to discontinued operations	(3,915)	(1,656)	(874)	(688)	(697)
Segment revenues, as revised	$40,152	$9,812	$10,042	$9,918	$10,380

Segment profit, as previously reported	$7,960	$1,938	$1,789	$1,903	$2,330
Reclass of Real Estate to discontinued operations	(1,725)	(699)	(435)	(463)	(128)
Segment profit, as revised	$6,235	$1,239	$1,354	$1,440	$2,202

The effect of the reclassification of Real Estate to discontinued operations on our consolidated results may be different than the effect on the GE Capital Segment results due to rounding.